UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 30, 2009

AMERICAN BAR ASSOCIATION MEMBERS /

STATE STREET COLLECTIVE TRUST

(Exact Name of Registrant as Specified in Its Charter)

New Hampshire	033-50080	04-6691601
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Trafalgar Square, Suite 449 Nashua, New Hampshire	03063
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 589-4097

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	Entry into a Material Definitive Agreement.

In connection with the changes more fully described in the prospectus dated July 2, 2009 (the “Prospectus”) for units of beneficial interest in the American Bar Association Members/State Street Collective Trust (the “Collective Trust”), on June 30, 2009, the ABA Retirement Funds, as sponsor of the Program referred to in the Prospectus, and State Street Bank and Trust Company (“State Street Bank”) entered into an Amended and Restated Administrative and Investment Services Agreement (the “Amended and Restated AISA”), generally effective as of May 1, 2009. The Amended and Restated AISA provides that, among other things, ABA Retirement Funds has the right to designate an investment fiduciary with the authority to make recommendations to State Street Bank and Trust Company of New Hampshire (“State Street”), a subsidiary of State Street Bank and trustee of the Collective Trust, regarding the addition or deletion of certain Funds as investment options and the engagement and termination of certain Investment Advisors, as well as to monitor the performance of each Investment Advisor and the relationship between State Street and the Investment Advisors.

The Amended and Restated AISA provides that State Street Bank shall continue to be paid a trust, management and administration fee based on the aggregate assets in the Funds and the Balanced Fund at the following annual rate:

Value of Assets	Rate
First $1 billion	.202%
Next $1.8 billion	.067
Over $2.8 billion	.029

Further, effective May 1, 2009 (except with respect to the Real Asset Return Fund and the Target Risk Funds, for which the effective date is July 6, 2009), State Street Bank shall be paid an investment management fee based on the aggregate assets of each of the following Funds (or portions thereof, where indicated) at the following annual rates:

Fund	Rate
Retirement Date Funds	.10%
Real Asset Return Fund	.09
Target Risk Funds	.06
Bond Index Fund	.04
Large Cap Index Equity Fund	.02
All Cap Index Equity Fund	.05
Mid Cap Index Equity Fund	.05
Small Cap Index Equity Fund	.05
International Index Equity Fund	.10
Indexed portion of the Large Cap Equity Fund	.05
Indexed portion of the Small-Mid Cap Equity Fund	.05
Indexed portion of the International All Cap Equity Fund	.12

The Amended and Restated AISA also provides that, effective June 18, 2009, the ABA Retirement Funds shall be paid a program expense fee based on the aggregate assets in the Funds and the Balanced Fund at the following annual rate:

Value of Assets	Rate
First $3.0 billion	.075%
Next $1.0 billion	.065
Next $1.0 billion	.035
Next $1.0 billion	.025
Over $6.0 billion	.015

The Amended and Restated AISA generally terminates on September 30, 2011, or earlier, upon the effective date of a Succession and Assignment Agreement among The Northern Trust Company (“Northern Trust”), Northern Trust Investments, N.A. (“Northern Trust Investments”), State Street and State Street Bank, which effective date is expected to occur sometime in 2010 (the “Effective Date”). The Amended and Restated AISA is incorporated herein by reference to the Collective Trust’s Amendment No. 1 to Form S-1 Registration Statement No. 333-159466 (the “Registration Statement”).

On or about June 30, 2009, Northern Trust, Northern Trust Investments and ABA Retirement Funds entered into Supplement Number One, generally effective May 1, 2009 (the “Supplement”), to the Fiduciary Investment Services Agreement dated August 15, 2008 among Northern Trust, Northern Trust Investments, and ABA Retirement Funds (the “Fiduciary Investment Services Agreement”). Pursuant to the Supplement, ABA Retirement Funds designated Northern Trust as investment fiduciary under the Amended and Restated AISA with the obligation to make recommendations to State Street regarding certain of the investment options and the engagement and termination of certain Investment Advisors with respect to such options, consistent with the investment policy for the Program developed by Northern Trust and accepted by ABA Retirement Funds. (Northern Trust, however, has no authority to make recommendations regarding management of the indexed portions of the Large Cap Equity Fund, Small-Mid Cap Equity Fund or All Cap Index Equity Fund or the Retirement Date Funds.) Northern Trust shall act as investment fiduciary until the Effective Date.

Further, the Supplement modifies the commencement date for certain other services Northern Trust and Northern Trust Investments are obligated to provide under the Fiduciary Investment Services Agreement. Prior to the Effective Date, Northern Trust and Northern Trust Investments are not obligated to provide the services described in the Fiduciary Investment Services Agreement to the extent such services are to be provided by Northern Trust or Northern Trust Investments as trustee of the ABA Members Trusts or as trustee of the Collective Trust, including, but not limited to, the obligations under Sections 2.01, 2.06, 2.07, 2.09, 2.10, 2.11, 3.02, 4.01, 4.02, 7.04, 9.08 and 9.09 of the Fiduciary Investment Services Agreement.

The Supplement also modifies the fees payable to Northern Trust pursuant to Appendix B to the Fiduciary Investment Services Agreement. Prior to the Effective Date, the fees payable to Northern Trust shall not be as set forth in Appendix B to the Fiduciary Investment Services Agreement, but shall be, effective July 1, 2009, $250,000 payable as of July 31, 2009, plus an annual fee of $500,000. On and after the Effective Date, the fees payable to Northern Trust pursuant to the Fiduciary Investment Services Agreement shall be as set forth in Appendix B thereto, unless otherwise agreed to by the parties. The Supplement is incorporated herein by reference to the Registration Statement.

Effective July 6, 2009, the Large Cap Equity Fund and Small-Mid Cap Equity Fund commenced operations as investment options under the Program and the International All Cap Equity Fund was reorganized as a multi-manager fund. In connection with these changes, State Street entered into Investment Advisor Agreements with Investment Advisors to each of the Large Cap Equity Fund, Small-Mid Cap Equity Fund and International All Cap Equity Fund, effective as of July 6, 2009. The new line-up of Investment Advisors is as follows:

Fund to which the Investment Advisor will Provide Investment Advice	Name of Investment Advisor	Date of Investment Advisor Agreement

Large Cap Equity Fund	Jennison Associates LLC	June 30, 2009
	C.S. McKee, L.P.	June 30, 2009

Small-Mid Cap Equity Fund	LSV Asset Management	June 30, 2009
	Frontier Capital Management Co., LLC	June 30, 2009
	TCW Investment Management Company	June 30, 2009
	OFI Institutional Asset Management, Inc.	June 30, 2009
	Denver Investment Advisors LLC	June 30, 2009
	Riverbridge Partners	June 30, 2009
	Oppenheimer Capital LLC	June 30, 2009
	Systematic Financial Management, L.P.	July 1, 2009

International All Cap Equity Fund	Altrinsic Global Advisors, LLC	June 30, 2009
	Eagle Global Advisors LLC	June 30, 2009
	Martin Currie Inc.	July 1, 2009
	First State Investments International Limited	July 1, 2009

Each Investment Advisor Agreement dated June 30, 2009 is incorporated herein by reference to the Registration Statement. Each Investment Advisor Agreement dated July 1, 2009 is filed as an exhibit hereto.

On June 30, 2009, the ABA Retirement Funds and State Street Bank entered into an Amended and Restated Trust Agreement of the American Bar Association Members Pooled Trust for Retirement Plans (the “Pooled Trust”) and an Amended and Restated American Bar Association Members Retirement Trust (the “Retirement Trust”), each effective May 1, 2009, pursuant to which State Street Bank is no longer responsible for providing plan and participant level recordkeeping services to the Program. As more fully described in the Prospectus, ING Life Insurance and Annuity Company, acting through its affiliates, including ING Institutional Plan Services, LLC, provides recordkeeping services to the Program theretofore provided by or through State Street Bank. Assets contributed under the Program will continue to be held by State Street Bank as trustee of the Retirement Trust in the case of assets contributed under master plans and of the Pooled Trust in the case of assets contributed under individually designed plans. Each Amended and Restated Trust Agreement is incorporated herein by reference to the Registration Statement.

ITEM 1.02.	Termination of a Material Definitive Agreement.

Effective July 6, 2009, State Street terminated the Large-Cap Value Equity Fund, Large-Cap Growth Equity Fund, Mid-Cap Value Equity Fund, Mid-Cap Growth Equity Fund and Small-Cap Equity Fund, and reorganized the International All Cap Equity Fund. In connection with these changes, by letters dated June 19, 2009, State Street provided notice of termination of the Investment Advisor Agreements between State Street and each of Capital Guardian Trust Company, T. Rowe Price Associates, Inc., AllianceBernstein L.P., Turner Investment Partners, Inc., Wellington Management Company, LLP, Smith Asset Management Group, L.P., Philadelphia International Advisors, LP and JPMorgan Asset Management (UK) Limited, effective at the close of business on July 1, 2009.

ITEM 3.03.	Material Modification to Rights of Security Holders.

On or about June 30, 2009, State Street executed an Amended and Restated Declaration of Trust, effective May 1, 2009, in order to reflect the right of ABA Retirement Funds to designate an investment fiduciary to the Program, as more fully described in Item 1.01 above. The Amended and Restated Declaration of Trust is incorporated herein by reference to the Registration Statement.

Effective July 6, 2009, State Street executed new or amended and restated Fund Declarations for each of the Funds and the Balanced Fund in order to reflect, among other things, the trust, management and administration fee payable to State Street Bank discussed in Item 1.01 above, and, if applicable, the addition and removal of Investment Advisors to the Funds discussed in Item 1.02 above. Each Fund Declaration is incorporated herein by reference to the Registration Statement.

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
3.1	American Bar Association Members/State Street Collective Trust, Amended and Restated Declaration of Trust by State Street Bank and Trust Company of New Hampshire, effective as of May 1, 2009, included as Exhibit 3.1 to Registrant’s Amendment No. 1 to Form S-1 Registration Statement No. 333-159466 and incorporated herein by reference thereto.

3.2

American Bar Association Members/State Street Collective Trust, Eighth Amended Fund

Declaration for the Stable Asset Return Fund, dated June 29, 2009, included as Exhibit 3.2 to Registrant’s Amendment No. 1 to Form S-1 Registration Statement No. 333-159466 and incorporated herein by reference thereto.

3.6

American Bar Association Members/State Street Collective Trust, Second Amended and Restated

Fund Declaration for the Retirement Date Funds dated June 29, 2009, included as Exhibit 3.6 to Registrant’s Amendment No. 1 to Form S-1 Registration Statement No. 333-159466 and incorporated herein by reference thereto.

3.8

American Bar Association Members/State Street Collective Trust, Amended and Restated Fund

Declaration for the Index Funds dated June 29, 2009, included as Exhibit 3.8 to Registrant’s Amendment No. 1 to Form S-1 Registration Statement No. 333-159466 and incorporated herein by reference thereto.

3.10

American Bar Association Members/State Street Collective Trust, Fifth Amended and Restated

Fund Declaration for the Bond Core Plus Fund dated June 29, 2009, included as Exhibit 3.10 to Registrant’s Amendment No. 1 to Form S-1 Registration Statement No. 333-159466 and incorporated herein by reference thereto.

3.11

American Bar Association Members/State Street Collective Trust, Fund Declaration for the Large

Cap Equity Fund dated June 29, 2009, included as Exhibit 3.11 to Registrant’s Amendment No. 1 to Form S-1 Registration Statement No. 333-159466 and incorporated herein by reference thereto.

3.12

American Bar Association Members/State Street Collective Trust, Ninth Amended and Restated

Fund Declaration for the Balanced Fund dated June 29, 2009, included as Exhibit 3.12 to Registrant’s Amendment No. 1 to Form S-1 Registration Statement No. 333-159466 and incorporated herein by reference thereto.

3.13

American Bar Association Members/State Street Collective Trust, Fund Declaration for the Small-

Mid Cap Equity Fund dated June 29, 2009, included as Exhibit 3.13 to Registrant’s Amendment No. 1 to Form S-1 Registration Statement No. 333-159466 and incorporated herein by reference thereto.

3.14

American Bar Association Members/State Street Collective Trust, Eighth Amended and Restated

Fund Declaration for the International All Cap Equity Fund dated June 29, 2009, included as Exhibit 3.14 to Registrant’s Amendment No. 1 to Form S-1 Registration Statement No. 333-159466 and incorporated herein by reference thereto.

3.15

American Bar Association Members/State Street Collective Trust, Fund Declaration for the Real

Asset Return Fund dated June 29, 2009, included as Exhibit 3.15 to Registrant’s Amendment No. 1 to Form S-1 Registration Statement No. 333-159466 and incorporated herein by reference thereto.

3.16

American Bar Association Members/State Street Collective Trust, Fund Declaration for the Target

Risk Funds dated June 29, 2009, included as Exhibit 3.16 to Registrant’s Amendment No. 1 to Form S-1 Registration Statement No. 333-159466 and incorporated herein by reference thereto.

10.1

Amended and Restated Trust Agreement of the American Bar Association Members Pooled Trust

for Retirement Plans effective as of May 1, 2009 by and between the ABA Retirement Funds and State Street Bank and Trust Company, included as Exhibit 10.1 to Registrant’s Amendment No. 1 to Form S-1 Registration Statement No. 333-159466 and incorporated herein by reference thereto.

10.2

Amended and Restated American Bar Association Members Retirement Trust effective as of

May 1, 2009 by and between the ABA Retirement Funds and State Street Bank and Trust

Company, included as Exhibit 10.2 to Registrant’s Amendment No. 1 to Form S-1 Registration Statement No. 333-159466 and incorporated herein by reference thereto.

10.5

Amended and Restated Administrative and Investment Services Agreement effective May 1, 2009 between State Street Bank and Trust Company and ABA Retirement Funds, included as Exhibit 10.5 to Registrant’s Amendment No. 1 to Form S-1 Registration Statement No. 333-159466 and incorporated herein by reference thereto.

10.13.1

Supplement Number One to Fiduciary Investment Services Agreement dated June 29, 2009 between The Northern Trust Company, Northern Trust Investments, N.A. and ABA Retirement

Funds, included as Exhibit 10.13.1 to Registrant’s Amendment No. 1 to Form S-1 Registration Statement No. 333-159466 and incorporated herein by reference thereto.

10.15

Investment Advisor Agreement effective as of July 6, 2009 by and between State Street Bank and

Trust Company of New Hampshire and Jennison Associates LLC, included as Exhibit 10.15 to Registrant’s Amendment No. 1 to Form S-1 Registration Statement No. 333-159466 and incorporated herein by reference thereto.

10.16

Investment Advisor Agreement effective as of July 6, 2009 by and between State Street Bank and

Trust Company of New Hampshire and C.S. McKee, L.P., included as Exhibit 10.16 to Registrant’s Amendment No. 1 to Form S-1 Registration Statement No. 333-159466 and incorporated herein by reference thereto.

10.17

Investment Advisor Agreement effective as of July 6, 2009 by and between State Street Bank and

Trust Company of New Hampshire and LSV Asset Management, included as Exhibit 10.17 to Registrant’s Amendment No. 1 to Form S-1 Registration Statement No. 333-159466 and incorporated herein by reference thereto.

10.18

Investment Advisor Agreement effective as of July 6, 2009 by and between State Street Bank and

Trust Company of New Hampshire and Frontier Capital Management Co. LLC, included as Exhibit 10.18 to Registrant’s Amendment No. 1 to Form S-1 Registration Statement No. 333-159466 and incorporated herein by reference thereto.

10.19

Investment Advisor Agreement effective as of July 6, 2009 by and between State Street Bank and

Trust Company of New Hampshire and TCW Investment Management Company, included as Exhibit 10.19 to Registrant’s Amendment No. 1 to Form S-1 Registration Statement No. 333-159466 and incorporated herein by reference thereto.

10.20

Investment Advisor Agreement effective as of July 6, 2009 by and between State Street Bank and

Trust Company of New Hampshire and OFI Institutional Asset Management, Inc., included as Exhibit 10.20 to Registrant’s Amendment No. 1 to Form S-1 Registration Statement No. 333-159466 and incorporated herein by reference thereto.

10.21

Investment Advisor Agreement effective as of July 6, 2009 by and between State Street Bank and

Trust Company of New Hampshire and Denver Investment Advisors LLC, included as Exhibit 10.21 to Registrant’s Amendment No. 1 to Form S-1 Registration Statement No. 333-159466 and incorporated herein by reference thereto.

10.22

Investment Advisor Agreement effective as of July 6, 2009 by and between State Street Bank and

Trust Company of New Hampshire and Riverbridge Partners, included as Exhibit 10.22 to Registrant’s Amendment No. 1 to Form S-1 Registration Statement No. 333-159466 and incorporated herein by reference thereto.

10.23

Investment Advisor Agreement effective as of July 6, 2009 by and between State Street Bank and

Trust Company of New Hampshire and Oppenheimer Capital LLC, included as Exhibit 10.23 to Registrant’s Amendment No. 1 to Form S-1 Registration Statement No. 333-159466 and incorporated herein by reference thereto.

10.24

Investment Advisor Agreement effective as of July 6, 2009 by and between State Street Bank and

Trust Company of New Hampshire and Altrinsic Global Advisors, LLC, included as Exhibit 10.24 to Registrant’s Amendment No. 1 to Form S-1 Registration Statement No. 333-159466 and incorporated herein by reference thereto.

10.25

Investment Advisor Agreement effective as of July 6, 2009 by and between State Street Bank and

Trust Company of New Hampshire and Eagle Global Advisors LLC, included as Exhibit 10.25 to Registrant’s Amendment No. 1 to Form S-1 Registration Statement No. 333-159466 and incorporated herein by reference thereto.

10.26	Investment Advisor Agreement effective as of July 6, 2009 by and between State Street Bank and Trust Company of New Hampshire and Systematic Financial Management, L.P.

10.27	Investment Advisor Agreement effective as of July 6, 2009 by and between State Street Bank and Trust Company of New Hampshire and Martin Currie Inc.

10.28	Investment Advisor Agreement effective as of July 6, 2009 by and between State Street Bank and Trust Company of New Hampshire and First State Investments International Limited.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BAR ASSOCIATION MEMBERS / STATE STREET COLLECTIVE TRUST

Date: July 7, 2009	By:	/s/ Robert E. Fullam
	Name:	Robert E. Fullam
	Title:	Vice President and Chief Financial Officer